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                                                                    EXHIBIT 10.2

----------------------------------PURCHASE ORDER--------------------------------

                                                       PAGE ______ OF _________
     [LOGO OF ST. JOHN]                           DIVISION:  Novita Yarns
                                                            -------------------
     SEND INVOICE TO:                       PURCHASE ORDER:     -M001044
  2722 Michelson Drive,                                     ----
Irvine, California 92612                             TERMS:  1.5% 30, NET 60
  Phone (949) 863-1171                                      -------------------
Resale Permit No. 13-111139
   D-U-N-S 00-836-8540                           HOW SHIPPED:  Cranston
                                                             ------------------
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DO NOT                        CANCEL IF NOT
DELIVER BEFORE:_____________  RCVD BY:________________  DATE:  July 29, 1998
                                                             ------------------
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VENDOR NO:  4008
           ______

     NAME:  Kent Manufacturing           SHIP TO:  Novita Yarns
           _______________________               _____________________________

  ADDRESS:  P.O. Box 67                  ADDRESS:  17422 Derian Ave.
           _______________________               _____________________________


           _______________________               _____________________________

     CITY:  Pickens, SC                     CITY:  Irvine, CA
           _______________________               _____________________________

      ZIP:  29671                            ZIP:  1742  92614
           _______________________               _____________________________

  CONTACT:  Bill Kenny                   CONTACT:  Mr. Konrad Ried
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LN       QTY      UOM     ITEM #              DESCRIPTION               DATE/QTY       UNIT        EXT
                                                                        RECEIVED       COST       AMOUNT
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  1      824,588  LBS                 100% 64's Australian wool natural               $7.67
                                        yarn on cones. Yarn count 1/21

                NOTE:  P.O.#M001044 is replacing contract# 2902 and, M001004.

 Delivery:  (a)  Weekly shipments as per St. John request
            (b)  Yarn count as per St. John request

 Price structure for yarncounts other than 1/21

              1/19  $7.55
              1/19  $7.45 LOW TWIST
              1/30  $8.21
              1/30  $8.05 LOW TWIST
              1/36  $8.57

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                                                                                          TOTAL:
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
                      TERMS AND CONDITIONS

1. St. John Knits shall have the right to refuse delivery of any
   merchandise which is either received (i) prior to the Do Not       REQUESTED BY:
   Deliver Before Date or (ii) after the Cancel If Not Received                    ---------------------------------------
   By Date.                                                                                        (SIGNATURE)

                                                                      REQUESTOR NAME:             Mr. Konrad Ried
2. St. John Knits must be notified before backorders are shipped.                    -------------------------------------
                                                                                                   (PLEASE PRINT)
3. NO COD's ALLOWED.

4. All invoices, packing lists and bills of lading must show our
   complete Purchase Order Number, Date Shipped and St. John Knits    AUTHORIZED BY:            /s/  Bob Gray
   Contact.                                                                         --------------------------------------
                                                                                                    (SIGNATURE)
This Purchase Order is subject to the terms and conditions printed on the front and reverse side of this form. Terms different from or
additional to those stated herein which are included in any           AUTHORIZOR NAME:              Bob Gray
document or form transmitted on behalf of vendor are objected                         ------------------------------------
to and will bind us only if our written consent is obtained.                                         (PLEASE PRINT)
SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS.
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